Investment in a joint venture	12 Months Ended
Mar. 31, 2023
Investment in a joint venture [Abstract]
Investment in a joint venture

9. Investment in a joint venture

On June 24, 2022, the Company entered into a partnership agreement to invest $256,420 (HKD 2,000,000), for 20% partnership interest in the limited partnership. The funds raised by the limited partnership are invested in biological entities. As of March 31, 2023, the limited partnership has not commenced operation, and the Company did not record its share of the operating loss of the limited partnership for the year ended March 31, 2023. As of March 31, 2023, no significant impairment indicators have been noted in connection with the investment.